UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma combined condensed consolidated financial information has been prepared using the acquisition method of accounting giving effect to the merger of SBM Financial, Inc. (“SBM”) into Camden National Corporation (“Camden”) (the “Merger”). The unaudited pro forma combined condensed consolidated balance sheet combines the historical financial information of Camden and SBM as of June 30, 2015 and assumes that the Merger was completed on that date. The unaudited pro forma combined consolidated statements of income combine the historical financial information of Camden and SBM and give effect to the Merger as if it had been completed as of January 1, 2014 or January 1, 2015. The unaudited pro forma combined condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial condition had the Merger been completed on the dates described above, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. Certain reclassifications have been made to SBM’s historical financial information in order to conform to Camden’s presentation of financial information.

The actual value of Camden common stock to be recorded as consideration in the Merger will be based on the closing price of Camden common stock on October 16, 2015, the closing date of the Merger. For purposes of the pro forma financial information, the fair value of Camden common stock to be issued in connection with the Merger was based on Camden’s closing price of $38.70 as of June 30, 2015.

The pro forma financial information includes estimated adjustments, including adjustments to record assets and liabilities of SBM at its fair value, and represents the pro forma estimates by Camden based on available fair value information as of June 30, 2015.

The pro forma adjustments included herein are subject to change depending on changes in interest rates and the components of assets and liabilities, and as additional information becomes available and additional analyses are performed. The final allocation of the purchase price for the Merger will be determined after it is completed and after completion of thorough analyses to determine the fair value of SBM’s tangible and identifiable intangible assets and liabilities as of October 16, 2015. Increases or decreases in the estimated fair values of the net assets as compared with the information shown in the unaudited pro forma combined condensed consolidated financial information may change the amount of the purchase price allocated to goodwill and other assets and liabilities and may impact Camden’s statement of income due to adjustments in yield and/or amortization of the adjusted assets or liabilities. Any changes to SBM’s shareholders’ equity, including results of operations from June 30, 2015 through October 16, 2015, will also change the purchase price allocation, which may include the recording of a lower or higher amount of goodwill. The final adjustments may be materially different from the unaudited pro forma adjustments presented herein.

Camden anticipates that the Merger will provide the combined company with financial benefits that include reduced operating expenses. These cost savings are not included in these pro forma statements and there can be no assurance that expected cost savings will be realized. The pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined during the period.

The unaudited pro forma combined condensed consolidated financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of Camden and SBM, which are incorporated by reference in Camden's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 19, 2015.

The unaudited pro forma shareholders’ equity and net income are qualified by the statements set forth under this caption and should not be considered indicative of the market value of Camden common stock or the actual or future results of operations of Camden for any period. Actual results may be materially different than the pro forma information presented.

Camden National Corporation Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of June 30, 2015

In Thousands	Camden	SBM	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Cash and due from banks	$55,495	$40,852	$(26,052)	(1)	$70,295
Securities	822,991	83,169	393	(2)	906,553
Loans and loans held for sale	1,808,433	649,508	(7,870)	(3)	2,450,071
Allowance for loan losses	(21,194)	(7,197)	7,197	(4)	(21,194)
Net loans	1,787,239	642,311	(673)		2,428,877
Goodwill	44,806	—	52,592	(5)	97,398
Other intangible assets	2,790	—	4,717	(6)	7,507
Bank‐owned life insurance	58,624	404	—		59,028
Premises and equipment, net	23,615	19,466	1,500	(7)	44,581
Deferred tax assets	13,682	25,366	(11,987)	(8)	27,061
Other assets	28,679	8,724	—		37,403
Total Assets	$2,837,921	$820,292	$20,490		$3,678,703

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Deposits	$1,981,131	$668,792	$831	(9)	$2,650,754
Borrowings and repurchase agreements	520,022	57,793	—		577,815
Junior subordinated debentures	44,075	—	—		44,075
Other liabilities	38,153	7,241	—		45,394
Total liabilities	2,583,381	733,826	831		3,318,038
Shareholders' equity
Common stock	41,919	6	106,119	(10)	148,044
Retained earnings	220,309	86,684	(86,684)	(11)	220,309
Accumulated other comprehensive income (loss)	(7,688)	(224)	224	(12)	(7,688)
Total shareholders' equity	254,540	86,466	19,659		360,665
Total Liabilities and Shareholders' Equity	$2,837,921	$820,292	$20,490		$3,678,703

Camden National Corporation Unaudited Pro Forma Combined Consolidated Statements of Income For the Twelve Months Ended December 31, 2014

In Thousands, Except Number of Shares and Per Share Data	Camden	SBM	Pro Forma Adjustments		Pro-Forma Combined
Interest Income
Interest and fees on loans	$70,654	$26,316	$(433)	(3)	$96,537
Interest on U.S. government and sponsored enterprise obligations	16,118	2,416	(152)	(2)	18,382
Interest on state and political subdivision obligations	1,256	—	—		1,256
Interest on federal funds sold and other investments	393	132	—		525
Total interest income	88,421	28,864	(585)		116,700

Interest Expense
Interest on deposits	6,267	2,587	(554)	(9)	8,300
Interest on borrowings	3,329	553	—		3,882
Interest on junior subordinated debentures	2,532	—	—		2,532
Total interest expense	12,128	3,140	(554)		14,714
Net interest income	76,293	25,724	(31)		101,986
Provision for credit losses	2,220	1,000	—		3,220
Net interest income after provision for credit losses	74,073	24,724	(31)		98,766

Non-Interest Income
Service charges on deposit accounts	6,229	1,983	—		8,212
Other service charges and fees	6,136	1,819	—		7,955
Income from fiduciary services	4,989	—	—		4,989
Brokerage and insurance commissions	1,766	540	—		2,306
Bank‐owned life insurance	1,437	15	—		1,452
Mortgage banking income, net	282	3,509	—		3,791
Net gain on sale of securities	451	94	—		545
Other income	3,044	607	—		3,651
Total non-interest income	24,334	8,567	—		32,901

Non-Interest Expense
Salaries and employee benefits	32,669	15,725	—		48,394
Furniture, equipment and data processing	7,316	2,299	—		9,615
Net occupancy	5,055	3,113	75	(7)	8,243
Consulting and professional fees	2,368	756	—		3,124
Other real estate owned and collection costs	2,289	622	—		2,911
Regulatory assessments	1,982	1,283	—		3,265
Amortization of intangible assets	1,148	—	858	(6)	2,006
Other expenses	9,570	6,790	—		16,360
Total non-interest expense	62,397	30,588	933		93,918
Income before income tax expense	36,010	2,703	(964)		37,749
Income Tax Expense (Benefit)	11,440	1,017	(337)	(13)	12,120
Net income	$24,570	$1,686	$(627)		$25,629
Per Share Data:
Basic earnings per share	$3.29	$2.75			$2.53
Diluted earnings per share	$3.28	$2.75			$2.52
Weighted‐average number of common shares outstanding	7,450,980	613,459			10,111,429
Diluted weighted‐average number of common shares outstanding	7,470,593	613,459			10,131,042

Camden National Corporation Unaudited Pro Forma Combined Consolidated Statements of Income For the Six Months Ended June 30, 2015

In Thousands, Except Number of Shares and Per Share Data	Camden	SBM	Pro Forma Adjustments		Pro-Forma Combined
Interest Income
Interest and fees on loans	$37,426	$13,525	$(217)	(3)	$50,734
Interest on U.S. government and sponsored enterprise obligations	7,589	1,097	(76)	(2)	8,610
Interest on state and political subdivision obligations	880	—	—		880
Interest on federal funds sold and other investments	210	59	—		269
Total interest income	46,105	14,681	(293)		60,493

Interest Expense
Interest on deposits	3,073	1,247	(277)	(9)	4,043
Interest on borrowings	1,707	280	—		1,987
Interest on junior subordinated debentures	1,256	—	—		1,256
Total interest expense	6,036	1,527	(277)		7,286
Net interest income	40,069	13,154	(16)		53,207
Provision for credit losses	700	1,300	—		2,000
Net interest income after provision for credit losses	39,369	11,854	(16)		51,207

Non-Interest Income
Service charges on deposit accounts	3,080	824	—		3,904
Other service charges and fees	3,094	951	—		4,045
Income from fiduciary services	2,548	—	—		2,548
Brokerage and insurance commissions	951	276	—		1,227
Bank‐owned life insurance	824	14	—		838
Mortgage banking income, net	585	2,989	—		3,574
Other income	1,375	188	—		1,563
Total non-interest income	12,457	5,242	—		17,699

Non-Interest Expense
Salaries and employee benefits	16,859	9,089	—		25,948
Furniture, equipment and data processing	3,825	1,334	—		5,159
Net occupancy	2,711	1,471	38	(7)	4,220
Consulting and professional fees	1,264	687	—		1,951
Other real estate owned and collection costs	1,011	220	—		1,231
Regulatory assessments	1,021	443	—		1,464
Amortization of intangible assets	574	—	386	(6)	960
Merger and acquisition costs	863	243	—		1,106
Other expenses	4,830	2,943	—		7,773
Total non-interest expense	32,958	16,430	424		49,812
Income before income tax expense	18,868	666	(440)		19,094
Income Tax Expense (Benefit)	6,064	237	(154)	(13)	6,147
Net income	$12,804	$429	$(286)		$12,947
Per Share Data:
Basic earnings per share	$1.72	$0.70			$1.28
Diluted earnings per share	$1.71	$0.69			$1.27
Weighted‐average number of common shares outstanding	7,438,626	614,383			10,103,082
Diluted weighted‐average number of common shares outstanding	7,459,464	624,304			10,166,946

Camden National Corporation Footnotes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements

			Income Statement
	In Thousands, Except Number of Shares	Balance Sheet	Twelve Months	Six Months
(1)	Cash consideration paid to SBM shareholders.
	Cash portion of deal value at 20% of SBM shares outstanding at $206.00 per share.	$26,052
(2)	Adjustment to securities.
	Interest rate adjustment to record bond investments at fair value	$1,127
	Adjustment to record equity securities at fair value	(734)
		$393
	Reduction in interest income to reflect the amortization of the interest rate fair value adjustment on bond investments;amortization based on estimated weighted average life of 7.4 years.		$152	$76
(3)	Adjustment to record loan portfolio at fair value.
	Interest rate adjustment to record loans at fair value	$2,206
	Credit adjustment to record loans at fair value	(10,076)
		$(7,870)
	Reduction in interest income on loans to reflect the amortization from interest rate fair value adjustment; amortization based on estimated weighted average life of 5.1 years.		$433	$217
	No pro forma earnings impact was assumed from the loan credit adjustment. The estimated fair value of the covered loans approximates their carrying value.		$—	$—
(4)	Elimination of existing SBM allowance for loan losses.	$7,197
(5)	Excess of purchase price less SBM tangible equity, net fair value adjustments and creation of core deposit intangible (“CDI”).
	SBM tangible equity:
	Common stock	$6
	Retained earnings	86,684
	Accumulated other comprehensive loss	(224)
	Tangible equity	$86,466
	Purchase price	$132,177
	Tangible equity of SBM	(86,466)
		45,711
	Estimated CDI	(4,717)
	Net fair value adjustments	11,598
		$52,592
(6)	Adjustment to record CDI.
	Estimated CDI at 1% of SBM's non time deposits	$4,717
	Amortization of CDI using a 10-year amortization period and sum-of-the-years-digits amortization method.		$858	$386
(7)	Adjustment to record premises and equipment at fair value.
	Estimated fair value of premises and equipment, net	$1,500
	Additional depreciation expense included in net occupancy. Amortization based on an estimated average life of 20 years.		$75	$38

Camden National Corporation Footnotes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements (continued)

			Income Statement
	In Thousands, Except Number of Shares	Balance Sheet	Twelve Months	Six Months
(8)	Current/deferred income taxes created as a result of purchase accounting adjustments.
	Adjustment to securities - interest rate mark	$(393)
	Adjustment to loans - interest rate mark	(2,206)
	Adjustment to loans - expected credit losses	10,076
	Adjustment to allowance for loan losses	(7,197)
	Adjustment to CDI	(4,717)
	Adjustment to properties and equipment, net	(1,500)
	Adjustment to deposits	831
	Subtotal for fair value adjustments	(5,106)
	Calculated deferred taxes at Camden's estimated statutory rate of 35%	(1,787)
	Valuation on deferred tax asset for limitation on net operating loss carryforward	(10,200)
		$(11,987)
(9)	Adjustment to record time deposits at fair value.
	Estimated fair value of time deposits	$831
	Reduction in interest expense on deposits; amortization based on estimated life of 1.5 years		$554	$277
(10)	Elimination of SBM’s common stock and issuance of 2,742,250 shares of Camden common stock, no par value, as consideration.
	Elimination of SBM’s common stock	$(6)
	Camden common stock issued as consideration	106,125
		$106,119
(11)	Elimination of SBM's retained earnings.	$(86,684)
(12)	Elimination of SBM's accumulated other comprehensive loss.	$224
(13)	Adjustment to income tax provision.
	Reduction in income tax expense to reflect the income tax effect of pro forma adjustments at 35%		$337	$154

COMPARATIVE HISTORICAL AND UNAUDITED PRO FORMA PER SHARE DATA

The following table summarizes selected share and per share information about Camden and SBM giving effect to the Merger (which is referred to as “pro forma” information). The data in the table should be read together with the financial information and the financial statements of Camden and SBM, which are incorporated by reference in Camden's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 19, 2015. The data does not necessarily indicate the combined financial position per share or combined results of earnings per share that would have been reported if the Merger had occurred when indicated, nor is the data a forecast of the combined financial position or combined results of operations for any future period.

The unaudited pro forma and pro forma per equivalent share information gives effect to the Merger as if the Merger had been effective on December 31, 2014 or June 30, 2015 in the case of the book value data, and as if the Merger had been effective as of January 1, 2014 or January 1, 2015 in the case of the earnings per share and the cash dividends data. The unaudited pro forma data combines the historical results of SBM into Camden’s consolidated statements of income. While certain adjustments were made for the estimated impact of fair value adjustments and other acquisition-related activity, they are not indicative of what could have occurred had the acquisition taken place on January 1, 2014 or January 1, 2015.

The information about book value per share and shares outstanding assumes that the Merger took place as of the dates presented and is based on the assumptions set forth in the preceding unaudited pro forma combined condensed consolidated balance sheet. The information about dividends and earnings per share assumes that the Merger took place as of the periods presented and is based on the assumptions set forth in the preceding unaudited pro forma combined consolidated statements of income. No pro forma adjustments have been included in these statements of income which reflect potential effects of the Merger related to integration expenses, cost savings or operational synergies which are expected to be obtained by combining the operations of Camden and SBM, or the costs of combining the companies and their operations.

	Camden Historical	SBM Historical	Pro Forma Combined (1)(2)(3)	Per Equivalent SBM Share (4)
Per share data for the year ended December 31, 2014
Basic earnings per share	$3.29	$2.75	$2.53	$13.70
Diluted earnings per share	3.28	2.75	2.52	13.67
Cash dividends declared	1.11	—	1.11	6.02
Weighted average shares outstanding:
Basic	7,450,980	613,459	10,111,429
Diluted	7,470,593	613,459	10,131,042
Book value per share as of December 31, 2014	$33.01	$139.96	$34.76	$188.44

Per share data for the six months ended June 30, 2015:
Basic earnings per share	$1.72	$0.70	$1.28	$6.93
Diluted earnings per share	1.71	0.69	1.27	6.88
Cash dividends declared	0.60	—	0.60	3.25
Weighted average shares outstanding:
Basic	7,438,626	614,383	10,103,082
Diluted	7,459,464	624,304	10,166,946
Book value per share as of June 30, 2015	$34.17	$140.75	$35.66	$193.32

(1)         The pro forma combined book value per share of Camden common stock is based on the pro forma common shareholders’ equity divided by total pro forma common shares.
(2)         Pro forma dividends per share represent Camden’s historical dividends per share.
(3)         The pro forma combined net income per share of Camden common stock is based on the pro forma combined net income for the merged entities divided by total pro forma diluted common shares of the combined entities.
(4)         Represents the pro forma combined information multiplied by the 5.421 exchange ratio.